GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL
GOODWILL

10.           GOODWILL

The Group has ten reporting units where they carry goodwill resulting from acquisitions. The changes in carrying amount of goodwill for the years ended December 31, 2020 and 2021 were as follows.

	As of December 31,
	2020	2021
Costs:
Beginning balance	53,024	54,938
Addition	210	391
Disposal	—	(796)
Foreign currency adjustment	1,704	1,440
Ending balance	54,938	55,973
Goodwill impairment	(8,791)	(13,871)
Goodwill, net	46,147	42,102

10.           GOODWILL - continued

Goodwill was tested for impairment in the fourth quarter of 2021 for each reporting units. The Group performed its quantitative impairment assessment considering the weighting of both an income and a market approach. The income approach is based on estimated present value of future cash flows for each reporting unit carrying a goodwill balance. The market approach is based on assumptions about how market data relates to each reporting unit carrying a goodwill balance. The weighting of these two approaches is based on their individual correlation to the economics of each reporting unit carrying a goodwill balance.

The fair value of each reporting unit was estimated using a discounted cash flow methodology after considered and weighed the market approach. The discounted cash flow analysis requires significant estimates, including projections of future operating results and cash flows of each reporting unit that are based on internal budgets and strategic plans, expected long-term growth rates, terminal values, weighted average cost of capital and the effects of external factors and market conditions.

When using discounted cash flow model to determine the fair value of each reporting unit, the discounted cash flow model included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting units; and (c) a discount rate that reflects the weighted-average cost of capital (“WACC”) adjusted for the relevant risk associated with each reporting unit's operation and the uncertainty inherent in the Group’s internally developed forecast.

The following key assumptions were made in the discounted cash flow model to determine the fair value of each reporting unit in the impairment test in the fourth quarter of 2021:

	Reporting Units in PRC	GEH
Revenue growth	2%-14%	8%-12%
WACC	18%	14%
Income Tax Rate	25%	17%
Terminal growth rate	2.3%	2%
Forecasted inflation rate	2.3%	2%

While management believes the assumptions used in our impairment test are reasonable, the fair value estimate is most sensitive to our discount rate and market multiple assumptions as these amounts are reflective of the market’s perception of our ability to achieve our projected cash flows.

Based on the impairment analysis of December 31, 2021, the Group concluded that the goodwill of the reporting units of Shanghai Peidi of $4,559 was fully impaired, while no goodwill impairment was noted for the other four reporting units as their fair value exceeded the carrying amount of these reporting units. As such, $4,559 impairment loss of goodwill was recorded for the year ended December 31, 2021.

Based on the impairment analysis as of December 31, 2020, the Group considered that the goodwill and intangible assets of the reporting units of Shanghai Geleli and Beijing Xingqiba (See Note 3) were fully impaired. As such, $8,454 impairment loss of goodwill and $1,720 impairment loss of intangible assets was recorded for the year ended December 31, 2020.

The Group recorded $337, $8,454 and $4,559 impairment of goodwill for the years ended December 31, 2019, 2020 and 2021, respectively.